SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


Date of Report (date of earliest event reported):         October 27, 1997


                                   Lehman ABS Corp.,
                      (as depositor under the Pooling and Servicing
                   Agreement, dated as of September 1, 1997, providing
                          for the issuance of Lehman ABS Corp.,
                         Champion Home Equity Loan Trust 1997-2,
                  Champion Home Equity Loan Asset-Backed Certificates,
                                     Series 1997-2).

                 (Exact name of registrant as specified in its charter)



              Delaware                    33-14293-08              36-4182944
(State or Other Jurisdiction                     (Commission           (I.R.S.
Employer
of Incorporation)                         File Number)    Identification No.)


200 Vesey St., Three World Financial Center
New York, New York                                              10285
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:             (212) 526-7000

Item 5.         Other Events

                On behalf of Champion Home Equity Loan Trust 1997-2,
                Champion Home Equity Loan Asset-Backed Certificates, Series 1997-2, a Trust created pursuant to the Pooling and Servicing Agreement, dated September 1, 1997, by Harris Trust & Savings Bank, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
                October 27, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2029.

                A.      Monthly Report Information:
                        See Exhibit No. 1

                B. No delinquency in payment under the Insurance and Reimbursement Agreement has occurred.

                C.      Have any deficiencies occurred?   NO.
                                Date:
                                Amount:

                D. Were any amounts paid or are any amounts payable under the Insurance and Reimbursement Agreement? NO
                                Amount:

                E.      Are there any developments with respect to the
                        Insurance and Reimbursement Agreement?         NONE.

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

                1.      Monthly Distribution Report dated October 27, 1997.







CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
SERIES 1997-2

STATEMENT TO CERTIFICATEHOLDERS PREPARED BY THE MASTER
SERVICER
PURSUANT TO SECTION 5.03 OF THE POOLING AND SERVICING AGREEMENT
(PSA)
DATED AS OF SEPTEMBER 1, 1997


                                            Distribution Date:       10/27/97

5.03(a)i Available Funds for the related Distribution Date       2,736,688.80

         Class A-1 Certificate Rate                                   6.59000%
         Class A-2 Certificate Rate                                   6.49000%
         Class A-3 Certificate Rate                                   6.77000%
         Class A-4 Certificate Rate                                   7.03000%
         Class A-5 Certificate Rate                                   6.71000%
         Class A-IO Certificate Rate                                  6.00000%
         Class M-1 Certificate Rate                                   6.92000%
         Class M-2 Certificate Rate                                   7.12000%
         Class B Certificate Rate                                     7.38000%

5.03(a)iiPrevious Class A-1 Principal Balance                   79,281,000.00
         Previous Class A-2 Principal Balance                   53,178,000.00
         Previous Class A-3 Principal Balance                   11,919,000.00
         Previous Class A-4 Principal Balance                   19,622,000.00
         Previous Class A-5 Principal Balance                   20,500,000.00
         Previous Class A-IO Notional Principal Balance         20,500,000.00

         Previous Class M-1 Principal Balance                    9,122,000.00
         Previous Class M-2 Principal Balance                    4,715,000.00
         Previous Class B Principal Balance                      6,663,000.00

         Previous Pool Principal Balance                       204,999,021.15

5.03(a)iiAggregate Principal Collections for the Due Period      1,029,809.47
         Aggregate Interest Collections for the Due Period       1,701,661.91
         Total Collections Received during the Due Period        2,731,471.38

5.03(a)ivNumber and Principal Balances of Mortgage    NUMBER     PRINCIPAL
         Loans subject to Principal Prepayments      OF LOANS     BALANCE
                                                           12      716,303.77

5.03(a)v The Amount of all Curtailments that were Received
         during the Due Period                                       1,705.00

5.03(a)viPrincipal Portion of all Monthly Payments Received        311,800.70
         during the Due Period

5.03(a)viAmount of Interest Received on the Mortgage Loans       1,701,661.91

5.03(a)viAmount Required to be Paid by the Seller
         Pursuant to Section 2.02 of the PSA                             0.00
         Pursuant to Section 2.04 of the PSA                             0.00
         Pursuant to Section 2.06 of the PSA                             0.00

5.03(a)ixAmount of Monthly Advances                                 60,265.58
         Amount of Compensating Interest                             6,355.52

CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES  10/27/97
Page 2 of 4
SERIES 1997-2







5.03(a)x The Class A-1 Principal Distribution Amount             1,489,828.97
         The Class A-2 Principal Distribution Amount                     0.00
         The Class A-3 Principal Distribution Amount                     0.00
         The Class A-4 Principal Distribution Amount                     0.00
         The Class A-5 Principal Distribution Amount                     0.00
         The Class M-1 Principal Distribution Amount                     0.00
         The Class M-2 Principal Distribution Amount                     0.00
         The Class B Principal Distribution Amount                       0.00
              Total Principal Distribution Amount                1,489,828.97


         The Class A-1 Interest Distribution Amount                435,384.83
         The Class A-2 Interest Distribution Amount                287,604.35
         The Class A-3 Interest Distribution Amount                 67,243.03
         The Class A-4 Interest Distribution Amount                114,952.22
         The Class A-5 Interest Distribution Amount                114,629.17
         The Class A-IO Interest Distribution Amount               102,500.00
         The Class M-1 Interest Distribution Amount                 52,603.53
         The Class M-2 Interest Distribution Amount                 27,975.67
         The Class B Interest Distribution Amount                   40,977.45
              Total Interest Distribution Amount                 1,243,870.25


5.03(a)xiOutstanding Class Interest Carryover Shortfall After Distribution
         Class A-1 Interest Carryover Shortfall                          0.00
         Class A-2 Interest Carryover Shortfall                          0.00
         Class A-3 Interest Carryover Shortfall                          0.00
         Class A-4 Interest Carryover Shortfall                          0.00
         Class A-5 Interest Carryover Shortfall                          0.00
         Class A-IO Interest Carryover Shortfall                         0.00
         Class M-1 Interest Carryover Shortfall                          0.00
         Class M-2 Interest Carryover Shortfall                          0.00
         Class B Interest Carryover Shortfall                            0.00
              Total Interest Carryover Shortfall                         0.00


5.03(a)xiAmount distributed to the Class R Certificateholders            0.00

5.03(a)xiThe Class A-1 Principal Balance after Distribution     77,791,171.03
         The Class A-2 Principal Balance after Distribution     53,178,000.00
         The Class A-3 Principal Balance after Distribution     11,919,000.00
         The Class A-4 Principal Balance after Distribution     19,622,000.00
         The Class A-5 Principal Balance after Distribution     20,500,000.00
         The Class A-IO Notional Principal Balance after Distr  20,500,000.00
         The Class M-1 Principal Balance after Distribution      9,122,000.00
         The Class M-2 Principal Balance after Distribution      4,715,000.00
         The Class B Principal Balance after Distribution        6,663,000.00
              Total Principal Balance after Distribution       203,510,171.03


5.03(a)xiThe Weighted Average Remaining Term to Maturity                  203
         The Weighted Average Loan Rate                              10.54191%

5.03(a)xvThe Servicing Fee to be Paid to the Servicer
         Paid from Collection Account                               68,333.27

5.03(a)xvAmount of all Payments or Reimbursements to the Servicer
         Pursuant to Section 3.03 of the PSA                             0.00







5.03(a)xvThe O/C Amount after giving effect to such payment        459,040.65
         The O/C Release Amount                                          0.00
         The O/C Deficiency Amount                               1,025,000.00
         The Monthly Excess Interest Amount                        459,040.65

5.03(a)xvThe Amount Paid to the Class R Certificateholders
         Pursuant to Section 5.01(a)(vii) of the PSA                     0.00







CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES  10/27/97
Page 3 of 4
SERIES 1997-2

5.03(a)xiNumber of Mortgage Loans at Beginning of Due Period             2857
         Number of Mortgage Loans at End of Due Period                   2845

5.03(a)xxPool Principal Balance as of the End of Due Period    203,969,211.68

5.03(a)xxThe Number and Aggregate Principal Balances of Mortgage Loans
         which are Delinquent
                                                     NUMBER OF      PRINCIPAL
                                                     LOANS            BALANCE

                         30-59 Days                        20    1,576,610.76
                         60-89 Days                         0            0.00
                         90 or more                         0            0.00
                         Foreclosure                        0            0.00
                         REO                                0            0.00
                         Bankruptcy                         0            0.00

5.03(a)xxUnpaid Principal of all loans that became Liquidated
         Loans during Due Period                                         0.00

5.03(a)xxNet Liquidation Proceeds Received during Due Period             0.00

5.03(a)xxThe Book Value of any REO                                       0.00

5.03(a)xxTrigger Event Occurrence                             NO

5.03(a)xxThe Class M-1 Principal Write-Down Amount                       0.00
         The Class M-2 Principal Write-Down Amount                       0.00
         The Class B Principal Write-Down Amount                         0.00

Factor Information (Per $1000)

5.03(a)iiThe Class A-1 Certificate Beginning Balance Factor    1,000.00000000
         The Class A-2 Certificate Beginning Balance Factor    1,000.00000000
         The Class A-3 Certificate Beginning Balance Factor    1,000.00000000
         The Class A-4 Certificate Beginning Balance Factor    1,000.00000000
         The Class A-5 Certificate Beginning Balance Factor    1,000.00000000
         The Class A-IO Certificate Beginning Notional Balance 1,000.00000000
         The Class M-1 Certificate Beginning Balance Factor    1,000.00000000
         The Class M-2 Certificate Beginning Balance Factor    1,000.00000000
         The Class B Certificate Beginning Balance Factor      1,000.00000000

5.03(a)x The Class A-1 Certificate Principal Distribution Fact    18.79175301






         The Class A-2 Certificate Principal Distribution Fact     0.00000000
         The Class A-3 Certificate Principal Distribution Fact     0.00000000
         The Class A-4 Certificate Principal Distribution Fact     0.00000000
         The Class A-5 Certificate Principal Distribution Fact     0.00000000
         The Class A-IO Certificate Principal Distribution Fac     0.00000000
         The Class M-1 Certificate Principal Distribution Fact     0.00000000
         The Class M-2 Certificate Principal Distribution Fact     0.00000000
         The Class B Certificate Principal Distribution Factor     0.00000000

         The Class A-1 Certificate Interest Distribution Facto     5.49166673
         The Class A-2 Certificate Interest Distribution Facto     5.40833333
         The Class A-3 Certificate Interest Distribution Facto     5.64166709
         The Class A-4 Certificate Interest Distribution Facto     5.85833350
         The Class A-5 Certificate Interest Distribution Facto     5.59166683
         The Class A-IO Certificate Interest Distribution Fact     5.00000000
         The Class M-1 Certificate Interest Distribution Facto     5.76666630
         The Class M-2 Certificate Interest Distribution Facto     5.93333404
         The Class B Certificate Interest Distribution Factor      6.15000000

5.03(a)xiClass A-1 Interest Carryover Shortfall Factor             0.00000000
         Class A-2 Interest Carryover Shortfall Factor             0.00000000
         Class A-3 Interest Carryover Shortfall Factor             0.00000000
         Class A-4 Interest Carryover Shortfall Factor             0.00000000
         Class A-5 Interest Carryover Shortfall Factor             0.00000000
         Class A-IO Interest Carryover Shortfall Factor            0.00000000
         Class M-1 Interest Carryover Shortfall Factor             0.00000000
         Class M-2 Interest Carryover Shortfall Factor             0.00000000
         Class B Interest Carryover Shortfall Factor               0.00000000


CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES  10/27/97
Page 4 of 4
SERIES 1997-2

         The Capitalized Interest Requirement                        5,950.74
         Excess Pre-Funding Account                                    978.85
         Amounts on Deposit in the Pre-Funding Account                   0.00

5.03(a)xiThe Class A-1 Certificate Ending Balance Factor         981.20824699
         The Class A-2 Certificate Ending Balance Factor       1,000.00000000
         The Class A-3 Certificate Ending Balance Factor       1,000.00000000
         The Class A-4 Certificate Ending Balance Factor       1,000.00000000
         The Class A-5 Certificate Ending Balance Factor       1,000.00000000
         The Class A-IO Certificate Ending Notional Balance Fa 1,000.00000000
         The Class M-1 Certificate Ending Balance Factor       1,000.00000000
         The Class M-2 Certificate Ending Balance Factor       1,000.00000000
         The Class B Certificate Ending Balance Factor         1,000.00000000

5.03(a)xvThe Servicing Fee Factor                                  0.33333462

5.03(a)xiThe Class A-1 Certificate Ending Balance Factor         981.20824699
         The Class A-2 Certificate Ending Balance Factor       1,000.00000000
         The Class A-3 Certificate Ending Balance Factor       1,000.00000000
         The Class A-4 Certificate Ending Balance Factor       1,000.00000000
         The Class A-5 Certificate Ending Balance Factor       1,000.00000000
         The Class A-IO Certificate Ending Notional Balance Fa 1,000.00000000
         The Class M-1 Certificate Ending Balance Factor       1,000.00000000
         The Class M-2 Certificate Ending Balance Factor       1,000.00000000
         The Class B Certificate Ending Balance Factor         1,000.00000000

5.03(a)xvThe Servicing Fee Factor                                  0.33333462









                                       SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        LEHMAN ABS CORPORATION




             By
             Name:  Jeff Kinney
             Title:  Assistant Vice President, Harris Trust and Savings Bank

Dated:          October 31, 1997